                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event report)              22-Sep-97

TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing Agreement dated as of May 31, 1997 in connection with the issuance of The Money Store Auto Trust Asset Backed Securities, (Series 1997-2)

                            TMS Auto Holdings, Inc.
       ----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware
          New Jersey                333-14075-02              91-184-4668
          ---------------           ------------             -------------
          State or other            (Commission              (IRS Employer
          jurisdiction of           File Number)              ID Number)
          incorporation)

          2840  Morris  Avenue,     Union,  New  Jersey            07083
          --------------------------------------------------------------------
          (Address of principal executive officer)

          Registrant's Telephone Number,
          including area code:                            908-686-2000
                                                          --------------------

                                        n/a
          --------------------------------------------------------------------
          (Former name or former address, if changed since last report)

        Item 5           Other Events
                         -------------------------------



Attached herein as Annex A is a copy of the Monthly Statement sent to
the Noteholders and Certificateholders for the remittance date of:    22-Sep-97

        Item 7           Financial Statements and Exhibits
                         ---------------------------------

        The quarterly financial statement for the period ended September 30, 1996 for Financial Security Assurance Holdings Ltd. ("FSA") is incorporated by reference to the Form 10Q filed by FSA with the Securities and Exchange Commission on November 11, 1996.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     THE MONEY STORE AUTO TRUST
                                     ASSET BACKED SECURITIES, 1997-2

                                     By /s/ James K. Ransom
                                     -----------------------------------
                                       James K. Ransom
                                       Vice President


Dated:   09/30/97

                       THE MONEY STORE AUTO TRUST 1997-2
                       6.64% ASSET  BACKED  CERTIFICATES
                          CERTIFICATEHOLDER STATEMENT

         IN ACCORDANCE WITH SECTION 5.8 OF THE SALE AND SERVICING
         AGREEMENT DATED AS OF MAY 31, 1997, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING
         TO SERIES 1997 - 2 FOR THE SEPTEMBER 15, 1997 DETERMINATION DATE

         DISTRIBUTION DATE     09/22/97     MONTHLY PERIOD       AUG-97

A.    INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION:

      I.    CERTIFICATES
                (a)  The aggregate amount of the distribution to
                       Certificateholders                                                         24,900.00

                (b)  The amount of the distribution set forth in  A. 1. (a) above in
                        respect of interest on the Certificates                                   24,900.00       5.8(ii)

                (c)  The amount of the distribution set forth in  A. 1. (a) above in
                        respect of principal on the Certificates                                       0.00       5.8(i)

                (d)  The amount of the distribution in A.1. (a) payable
                        pursuant to a claim on the Certificate Policy                                  0.00       5.8(iii)

                (e)   The remaining outstanding balance available to
                        be drawn under the Certificate Policy                                     24,900.00       5.8(iii)

                (f)  The amount of the distribution set forth in paragraph
                      A.1. (a) above per $1,000 interest in the Certificates                      5.5333333

                (g)   The amount of the distribution set forth in paragraph
                        A.1. (b) above per $1,000 interest in the Certificates                    5.5333333

                (h)  The amount of the distribution set forth in paragraph
                       A.1. (c) above per $1,000 interest in the Certificates                     0.0000000

                (i)  The amount of the distribution set forth in paragraph
                      A.1. (d) above per $1,000 interest in the Certificates                      0.0000000

2.    SERVICING FEE

              (a)     The aggregate amount of the Servicing Fee paid to the
                        Servicer with respect to the preceding Monthly Period                      363,878.73

3.    PAYMENT SHORTFALLS

              (a)     The amount of the Certificateholders' Interest Carryover
                        Shortfall after giving effect to the payments set forth in
                      Paragraph A.1. (b) above                                                           0.00
              (b)       The amount of the Certificateholder's Interest Carryover
                      Shortfall set forth in paragraph B.3. (a) above per $1,000
                        interest with respect to the Certificate:                                    0.0000000
              (c)     The amount of the Certificateholders' Principal Carryover
                        Shortfall after giving effect to the payments set forth in
                      Paragraph A.1. (b) above                                                            0.00
              (d)     The amount of the Certificateholders' Principal Carryover Shortfall
                      set forth in paragraph B.3. (a) above per $1,000 interest with
                        respect to the Certificate:                                                       0.00

4.  TRANSFER OF SUBSEQUENT RECEIVABLES

              (a)     Aggregate amount on deposit in the Prefunding Account on
                      such Distribution Date after giving effect to all
                      withdrawals therefrom on such Distribution Date                                     0.00

              (b)     Aggregate amount on deposit in the Capitalized Interest Account on such Distribution Date after giving effect to all withdrawals
                      therefrom on such Distribution Date                                                 0.00

              (c)     Aggregate amount on deposit in the Pre-Funding Account on the final Subsequent Transfer Date after giving effect to all withdrawals
                      therefrom on such Distribution Date                                                 0.00

              (d)     The amount set forth in paragraph B.4. (a) per $1,000 interest in
                      the Certificates:                                                              0.0000000

              (e)     The amount set forth in paragraph B.4. (b) to be distributed to
                      Certificateholders per $1,000 interest in the Certificates:                    0.0000000

              (f)     The amount set forth in paragraph B.4. (c) to be distributed to
                      Certificateholders per $1,000 interest in the Certificates:                    0.0000000

5.            (a)     The aggregate amount of collections by the Servicer during the
                      preceding Monthly Period                                                    7,559,088.32

              (b)     The aggregate amount which was received by the Trust from the
                      Servicer during the preceding Monthly Period                                7,559,088.32

              (c)     The aggregate amount of reimbursements to the Security
                      Insurer during the preceding Monthly Period                                         0.00

              (d)     The amount of Receivables that are delinquent for over:
                      30 days                                                                     9,319,589.51
                      60 days                                                                     2,282,779.00
                      90 days                                                                       531,406.57

                                      (2)

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated May 31, 1997 pertaining to Series 1997 - 2 in preparing the accompanying Certificateholder Statement.

           THE MONEY STORE  AUTO FINANCE INC.




           BY: \s\ Harry Puglisi
                -------------------

                 HARRY PUGLISI
                 TREASURER

                       THE MONEY STORE AUTO TRUST 1997-2
                CLASS A-1 6.17% MONEY STORE ASSET BACKED NOTES
                      CLASS A-2 6.495% ASSET BACKED NOTES

        IN ACCORDANCE WITH THE SALE AND SERVICING AGREEMENT DATED AS OF
                MAY 31, 1997, THE MONEY STORE AUTO FINANCE INC.
                 REPORTS THE FOLLOWING INFORMATION PERTAINING
       TO SERIES 1997 - 2 FOR THE SEPTEMBER 15, 1997 DETERMINATION DATE

    DISTRIBUTION DATE      09/22/97      MONTHLY PERIOD              AUG-97

A.  INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION:

I. NOTES

(a) The aggregate amount of the distribution with respect to:

              Class A-1 Notes                                6,984,004.60
              Class A-2 Notes                                  327,456.25

(b) The amount of the distribution set forth in paragraph A. 1. (a) above in respect of interest on:

              Class A-1 Notes                                  772,852.71            5.8(ii)
              Class A-2 Notes                                  327,456.25


(c) The amount of the distribution set forth in paragraph A. 1. (a) above in respect of principal of:

              Class A-1 Notes                                4,477,822.59            5.8(i)
              Class A-2 Notes                                        0.00


(d) The amount of the distribution in A. 1. (a) payable pursuant to a claim on the Note Policy with respect to:

              Class A-1 Notes                                        0.00            5.8(iii)
              Class A-2 Notes                                        0.00


(e)    The remaining outstanding balance available to be
       drawn under the Note Policy                           7,311,460.85            5.8(iii)


(f) The amount of the distribution set forth in paragraph A. 1. (a) above per $1,000 interest in:

              Class A-1 Notes                                  43.6500288
              Class A-2 Notes                                   5.4125000

(g) The amount of the distribution set forth in paragraph A. 1. (b) above per $1,000 interest in:

              Class A-1 Notes                                   4.8303294
              Class A-2 Notes                                   5.4125000

(h) The amount of the distribution set forth in paragraph A. 1. (c) above per $1,000 interest in:

              Class A-1 Notes                                  27.9863912
              Class A-2 Notes                                   0.0000000

(i) The amount of the distribution set forth in paragraph A. 1. (d) above per $1,000 interest in:

              Class A-1 Notes                                   0.0000000
              Class A-2 Notes                                   0.0000000

(j)    Prior to the Parity Date, from the Available
       Funds, to the Note Distribution Account the amount of the distribution set forth in paragraph A. 1. (a) above in respect of principal of:

              Class A-1 Notes                                1,733,329.30
              Class A-2 Notes                                        0.00

(k) The amount of the distribution set forth in paragraph A. 1. (j) above per $1,000 interest in:

              Class A-1 Notes                                  10.8333081
              Class A-2 Notes                                   0.0000000

B.            INFORMATION REGARDING THE PERFORMANCE OF THE TRUST:

  1.    POOL BALANCE AND NOTE PRINCIPAL BALANCE

               (a)  The Pool Balance at the close of business
                       on the last day of the Monthly Period                       204,959,611.91       5.8(iv)

               (b) The aggregate outstanding principal amount of each Class of Notes after giving effect to payments allocated to principal as set forth in Paragraph A.1 (c) and (j) above with respect to:

                             Class A-1 Notes                                       144,100,559.04       5.8(v)
                             Class A-2 Notes                                        60,500,000.00


               (c) The Note Pool Factor for each Class of Notes after giving effect to the payments set forth in paragraph A.1 (c) with respect to:

                             Class A-1 Notes                                            0.9006285
                             Class A-2 Notes                                            1.0000000

               (d)  The amount of aggregate Realized Losses for the
                      second preceding Monthly Period                                   58,668.08       5.8(viii)

               (e)  The aggregate Purchase Amount for all Receivables
                      that were repurchased in the Monthly Period                            0.00       5.8(ix)

  2.    SERVICING FEE

               (a)  The aggregate amount of the Servicing Fee paid to the
                    Servicer with respect to the preceding Monthly Period              363,878.73       5.8(vi)

  3.    PAYMENT SHORTFALLS

               (a)  The amount of the Noteholders' Interest Carryover Shortfall after giving effect to the payments set forth in paragraph
                      A.1 (b) above with respect to:
                             Class A-1 Notes                                                 0.00       5.8(vii)
                             Class A-2 Notes                                                 0.00


               (b)    The amount of the Noteholders' Interest
                      Carryover Shortfall set forth in paragraph
                      B.3 (a) above per $1,000 interest with
                      respect to:
                             Class A-1 Notes                                            0.0000000
                             Class A-2 Notes                                            0.0000000

               (c)    The amount of the Noteholders' Principal
                      Carryover Shortfall after giving effect to the
                      payments set forth in Paragraph A.1 (b)
                      above with respect to:
                             Class A-1 Notes                                                 0.00       5.8(vii)
                             Class A-2 Notes                                                 0.00


               (d)    The amount of the Noteholders' Principal
                      Carryover Shortfall set forth in Paragraph
                      B.3 (a) above per $1,000 interest with
                      respect to:
                             Class A-1 Notes                                            0.0000000
                             Class A-2 Notes                                            0.0000000

                                      (2)

4.    TRANSFER OF SUBSEQUENT RECEIVABLES

         (a)  Aggregate amount on deposit in the Pre-Funding
                Account on such Distribution Date after giving effect
                to all withdrawals therefrom on such Distribution Date                             0.00          5.8(x)

         (b)  Aggregate amount on deposit in the Capitalized
                Interest Account on such Distribution Date after giving
                effect to all withdrawals therefrom on such Distribution
                Date                                                                               0.00          5.8(x)
         (c)  Aggregate amount on deposit in the Pre-Funding
                Account on the final Subsequent Transfer Date after
                giving effect to all withdrawals therefrom on such
                Distribution Date                                                                  0.00          5.8(xi)

         (d)  the amount set forth in paragraph B.4 (a) per $1,000
                interest in:
                      Class A-1 Notes                                                         0.0000000
                      Class A-2 Notes                                                         0.0000000


         (e)  the amount set forth in paragraph B.4 (b) to be distributed to Noteholders per $1,000 interest in:
                      Class A-1 Notes                                                         0.0000000
                      Class A-2 Notes                                                         0.0000000


         (f)  the amount set forth in paragraph B.4 (c) to be distributed to Noteholders per $1,000 interest in:
                      Class A-1 Notes                                                         0.0000000
                      Class A-2 Notes                                                         0.0000000


         (g)   The Amount withdrawn from the Pre-Fund Account and transferred to the Collection Account (included in paragraph A.1 (c)):
                      Class A-1 Notes                                                              6.16          5.8(xi)

         (h)  the amount set forth in paragraph B.4 (g) to be distributed to Noteholders per $1,000 interest in:
                      Class A-1 Notes                                                         0.0000385


5.       (a)  The aggregate amount of collections by the Servicer
                during the preceding Monthly Period                                        7,559,088.32          5.8(xii)

         (b)  The aggregate amount which was received by the
                Trust from the Servicer during the preceding Monthly
                Period                                                                     7,559,088.32          5.8(xiii)

         (c)  The aggregate amount of reimbursements to the
                Security Insurer during the preceding Monthly
                Period                                                                             0.00          5.8(xiv)

         (d)  The amount of Receivables that are delinquent for
                over:
                       30 days                                                             9,319,589.51          5.8(xv)
                       60 days                                                             2,282,779.00
                       90 days                                                               531,406.57

6.       Other Information                                                                                            10.3
         Weighted Average Coupon (WAC)                                                           19.430%

         Weighted Average Remaining Terms (WARM)                                                  50.69


                                      (3)

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated May 31, 1997 pertaining to Series 1997 - 2 in preparing the accompanying Noteholder Statement.

           THE MONEY STORE AUTO FINANCE INC.




           BY: /s/ Harry Puglisi
               -------------------
                 HARRY PUGLISI
                 TREASURER


                                      (4)